Exhibit 99.1

Quipt Home Medical Unveils Strategic Priorities for 2025 to Enhance Shareholder Value and Announces Voting Results from its Annual General Meeting

Company Optimizing Capital Allocation Strategy, Expanding De Novo Locations, Deepening Referral Networks, and Advancing a Healthcare System Focused M&A Strategy

Cincinnati, Ohio – March 24, 2025 – Quipt Home Medical Corp. (“Quipt” or the “Company”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, is pleased to announce its strategic priorities for calendar 2025 and the voting results from its annual general meeting of shareholders held on March 17, 2025 (the “Meeting”) in Sarasota, Florida. The total number of shares represented in person or by proxy at the Meeting was 31,400,043, representing 72.87% of the total issued and outstanding shares in the capital of the Company.

As it relates to its strategic priorities for 2025, the Company remains committed to returning to historical levels of organic growth, optimizing capital allocation, and building a scalable healthcare ecosystem through innovative M&A, including potential joint venture initiatives.

Accelerating Organic Growth with Focused Expansion Initiatives:

Quipt is diligently working to accelerate organic growth by expanding its De Novo footprint, deepening referral networks, and enhancing operational efficiencies in an effort to sustain strong and consistent margins. Key initiatives include:

●	Expansion of De Novo Locations: Following the successful opening of two locations in Florida and Alabama, Quipt plans additional site launches in high-value, strategic markets to strengthen its national presence.
●	Deepening Referral Networks: The Company is reinforcing relationships with physicians, hospitals, and healthcare providers in an effort to drive patient acquisition and enhance long-term referral pipelines.
●	Sales Force Growth & Training: Quipt is adding new sales representatives in targeted regions while launching the Quipt Sales Accelerator program, an initiative focused on advanced sales education and performance-driven training.
●	Operational Efficiencies to Protect Margins: Through optimized intake processes, streamlined sales operations, and improved service delivery, the Company remains committed to preserving strong, consistent margins while delivering exceptional patient care.
●	Product Portfolio Expansion: Quipt has been and continues to introduce new respiratory product offerings, including a recently Medicare-approved device, which enhances airway clearance and secretion mobilization, which fits seamlessly into the Company’s strategy of serving higher-acuity respiratory patients.

Capital Allocation Priorities: Plans for Share Buybacks and Potential Strategic M&A with Healthcare Systems

In addition to the Company’s focus on returning to historic levels of organic growth, capital allocation remains a top priority as Quipt intends on taking an aggressive approach to enhancing shareholder value through active share repurchases and by implementing an expanded M&A strategy.

●	Share Repurchase Program: The Company plans to execute on its Normal Course Issuer Bid (NCIB) in the coming months, reflecting its confidence in its strong underlying fundamentals and commitment to delivering enhanced value to shareholders. The Company believes that its common shares continue to be undervalued in the market.
●	Strategic M&A with Healthcare Systems: Quipt is expanding its historical focus beyond acquiring only traditional DME providers. The Company is currently in active discussions to align with healthcare systems through potential joint venture or strategic acquisition. These opportunities could come with a preferred provider agreement, which presents the Company with significant, untapped growth opportunities to integrate home-based care within larger healthcare ecosystems.
●	Building a Scalable Playbook for Health System Partnerships: The Company has begun identifying key healthcare system partners in priority markets, targeting those with established patient bases and aligned objectives, such as reducing hospital readmissions and improving post-acute care. By combining Quipt’s expertise in operational efficiency and clinical excellence with health systems localized patient flow and market knowledge, the Company aims to deepen its geographic reach and provide innovative home healthcare solutions.
●	A Replicable Growth Model: The Company’s joint venture strategy will serve as a scalable model for potential future partnerships, in an effort to enable Quipt to expand nationally while strengthening its role as a trusted, value-adding partner in the broader healthcare landscape.

Management Commentary:

“2025 marks a pivotal year for Quipt as we double down on our commitment to augment organic growth and prioritize a disciplined capital allocation strategy while maintaining strong margins,” said Gregory Crawford, CEO and Chairman of Quipt. “We are also dedicated to strategically deploying capital through targeted share repurchases aimed at maximizing shareholder value, while adopting a refined approach to our historical M&A strategy. By aligning with healthcare systems through potential joint ventures and strategic acquisitions, we see a significant and scalable opportunity to accelerate growth and position Quipt as a leader in integrated home-based care. With a focus on improving operational efficiencies, expanding de novo locations into favorable markets, and strengthening our referral pipeline, we are well-positioned to deliver long-term value.”

Annual General Meeting:

Election of Directors

The four candidates nominated for election to the Company’s Board of Directors (the “Board”) and listed in the Company’s management information and proxy circular for the Meeting, were elected by at least a majority of the shareholders present in person or represented by proxy at the Meeting. The voting results are as follows:

Name	Votes For	% For	Votes Withheld	% Withheld
Gregory Crawford	19,964,556	80.62%	4,800,386	19.38%
Mark Greenberg	16,068,610	64.88%	8,696,332	35.12%
Kevin Carter	18,758,930	75.75%	6,006,013	24.25%
Brian Wessel	18,771,543	75.80%	5,993,400	24.20%

The number of broker non-votes for all directors was 6,635,101.

Appointment of Auditors

The Company’s shareholders have approved the re-appointment of BDO USA, P.C. as the auditor of the Company for the fiscal year ended September 30, 2025 and authorized the Board to fix the auditor’s remuneration.

A report of voting results describing each of the matters voted upon at the Meeting has been filed on SEDAR+ under the Company’s issuer profile at www.sedarplus.com.

In addition, the board of directors of the Company has approved the grant of 425,000 stock options and 2,478,753 restricted stock units under its 2024 Equity Incentive Plan to eligible officers, directors and employees and consultants of the Company. The options are exercisable at US$2.37 per share vest over three years and expire in ten years. The restricted stock units vest over two years and will be settled in common shares of the Company.

ABOUT QUIPT HOME MEDICAL CORP.

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility and other chronic health conditions. The primary business objective of the Company is to create shareholder value by offering a broader range of services to patients in need of in-home monitoring and chronic disease management. The Company’s organic growth strategy is to increase annual revenue per patient by offering multiple services to the same patient, consolidating the patient’s services and making life easier for the patient.

Reader Advisories

There can be no assurance that any of the potential acquisitions or joint ventures in the Company’s pipeline or in negotiations will be completed as proposed or at all and no definitive agreements have been executed. Completion of any transaction will be subject to applicable director, shareholder, and regulatory approvals.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, "potential”, "will”, "seek”, "intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company, including: the various strategic priorities of the Company for 2025; the various initiatives the Company has planned to accelerate its organic growth; the Company’s focus on returning to historic levels of organic growth; the Company’s plan to repurchase shares and the timing thereof; the Company’s plan to increase its geographic reach; are intended to identify forward-looking information. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company successfully identifying, negotiating and completing additional acquisitions or joint ventures; operating and other financial metrics maintaining their current trajectories, the Company not being impacted by any further external and unique events like the Medicare 75/25 rate cut and the Change Healthcare cybersecurity incident for the remainder of the calendar year; and the Company not being subject to a material change to it cost structure. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company’s information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand received from the Department of Justice; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with United States Securities and Exchange Commission  and available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release is made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further information please visit our website at www.quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com